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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 19, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                        1 7023                    04-1933106
(State of incorporation)      (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                       02721
  (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (508) 678-1951


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On April 19, 2006, Quaker Fabric Corporation issued a press release announcing its first quarter financial results for the period ended April 1, 2006. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1 Registrant's Press Release dated April 19, 2006.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    QUAKER FABRIC CORPORATION
                                                          (Registrant)


Date: April 19, 2006                                /s/ Paul J. Kelly
                                                    ----------------------------
                                                    Paul J. Kelly
                                                    Vice President - Finance and
                                                    Treasurer

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                                                              EXHIBIT INDEX 99.1


99.1 Registrant's Press Release dated April 19, 2006.


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